Phoenix International Strategies Fund,

a series of Phoenix Opportunities Trust

Supplement dated June 19, 2008 to the International Funds Prospectus dated January 31, 2008 and to the Statement of Additional Information dated January 31, 2008,

as supplemented April 8, 2008, May 1, 2008, May 29, 2008, May 30, 2008 and June 13, 2008

IMPORTANT NOTICE TO INVESTORS OF PHOENIX INTERNATIONAL STRATEGIES FUND

The Board of Trustees of the Phoenix Opportunities Trust (the “Board”), on behalf of the Phoenix International Strategies Fund, has unanimously approved the merger of the Phoenix International Strategies Fund with and into the Phoenix Foreign Opportunities Fund, also a series of the Phoenix Opportunities Trust. The merger will be conducted without a shareholder vote pursuant to the funds’ Declaration of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund

Phoenix International Strategies Fund	Phoenix Foreign Opportunities Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Phoenix International Strategies Fund will transfer all or substantially all of its assets to the Phoenix Foreign Opportunities Fund in exchange for shares of the Phoenix Foreign Opportunities Fund and the assumption by the Phoenix Foreign Opportunities Fund of all liabilities of the Phoenix International Strategies Fund. Following the exchange, the Phoenix International Strategies Fund will distribute the shares of the Phoenix Foreign Opportunities Fund to its shareholders pro rata, in liquidation of the Phoenix International Strategies Fund.

The merger will be effective on or about September 12, 2008. Prior to the merger, on or about August 29, 2008, all Class B Shares of the Phoenix International Strategies Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. These shareholders will then receive Class A Shares of the Phoenix Foreign Opportunities Fund as a result of the merger.

Effective at 4:00 PM on September 12, 2008, the Phoenix International Strategies Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Phoenix Foreign Opportunities Fund, will be distributed to shareholders of the Phoenix International Strategies Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

PXP 5017/ISF Merger (6/07)

Phoenix Opportunities Trust

Supplement dated June 19, 2008 to the Statement of Additional Information (“SAI”)

dated January 31, 2008, as supplemented April 8, 2008, May 1, 2008,

May 29, 2008, May 30, 2008 and June 13, 2008

IMPORTANT NOTICE TO INVESTORS

The Statement of Additional Information is hereby amended as described below:

1.	On page 60, replace the heading “Class B Shares, Class C Shares and Class T Shares—Waiver of Sales Charges” with the following:

Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges

2.	On page 60, in the paragraph following the above-referenced heading, replace the first line with the following:

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made…

3.	On page 60, also in the paragraph following the above-referenced heading, replace item (f) with the following:

(f) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or any of the Phoenix Funds;

4.	On page 60, under the subheading “Exchanges,” the following statement is inserted after the fifth sentence:

On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within one year of a finder’s fee being paid on such non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

Investors should retain this supplement with the

Statement of Additional Information for future reference.

PXP 2069B/ClassA-CDSCWaiver (06/08)